As filed with the Securities and Exchange Commission on September 19, 2017.

Registration No. 333-219756

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

OPPENHEIMER HOLDINGS INC.

and the Subsidiary Guarantors listed below

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	98-0080034 (I.R.S. Employer Identification Number)

85 Broad Street

New York, New York 10004

(212) 668-8000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Dennis P. McNamara, Esq.

Executive Vice President and General Counsel

85 Broad Street

New York, New York 10004

(212) 668-8000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael J. Schwartz, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

(212) 735-3000

(212) 735-2000 (facsimile)

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐	Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act.  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Additional Registrant as Specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
E.A. Viner International Co.	Delaware	74-0148280
Viner Finance Inc.	Delaware	98-0100459

*           Each Additional Registrant is a direct or indirect subsidiary of Oppenheimer Holdings Inc. The address and telephone number of the principal executive offices of each of the Additional Registrants is 85 Broad Street, New York, New York 10004 and the telephone number is (212) 668-8000.

EXPLANATORY NOTE

This Amendment No. 1 is being filed for purposes of filing Exhibit 5.1 herewith under Item 16 of Part II of the Registration Statement. No changes or additions are being made hereby to the prospectus constituting Part 1 of the Registration Statement (not included herein) or to the remaining Items of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

The Registration Rights Agreement relating to the securities of the Registrants being registered hereby provides that we will bear all expenses in connection with the performance of our obligations relating to market-making activities of Oppenheimer & Co. Inc. in the notes. The estimated expenses incurred or expected to be incurred in connection with this registration statement and the transactions contemplated hereby include printer expenses ($25,000), legal fees and expenses ($75,000) and accounting fees and expenses ($25,000).

Item 15.  Indemnification of Directors and Officers

The following summaries are qualified in their entirety by reference to the complete text of the statutes referred to below and the certificates of incorporation and bylaws of Oppenheimer Holdings Inc. and the Subsidiary Guarantors, each of which is filed as an exhibit to this registration statement.

Section 145 (“Section 145”) of the General Corporation Law of the state of Delaware (the “DGCL”) empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any action or suit by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless, and only to the extent that, the Court of Chancery of the state of Delaware (the “Chancery Court”) or the court in which such action or suit was brought, shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for the expenses that the Chancery Court or such other court deems proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. However, if the director or officer is not successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or matter therein, he or she shall only be indemnified by the corporation as authorized in the specific case upon a determination that indemnification is proper because he or she met the applicable standard of conduct, as determined by a majority of the disinterested board of directors, or otherwise as described in Section 145.

Oppenheimer Holdings Inc. and the Subsidiary Guarantors’ certificate of incorporation and bylaws, as amended, provide indemnification to their officers and directors against liabilities they may incur in their capacities as such, which indemnification is similar to that provided by Section 145.

Section 102(b)(7) of the DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the directors’ duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (relating to unlawful payment of dividend and unlawful stock purchase and redemption) or (iv) for any transaction from which the director derived an improper personal benefit. Oppenheimer Holdings Inc. and the Subsidiary Guarantors have provided in their certificate of incorporation, as amended, that their directors shall be exculpated from liability as provided under Section 102(b)(7) of the DGCL and to the fullest extent permitted by the DGCL.

Oppenheimer Holdings Inc. maintains, on behalf of its directors and officers (including the directors and officers of the Subsidiary Guarantor Registrants), insurance protection against certain liabilities arising out of the discharge of their duties, as well as insurance covering Oppenheimer Holdings Inc. for indemnification payments made to its directors and officers (including the directors and officers of the Subsidiary Guarantor Registrants) for certain liabilities. The premiums for such insurance are paid by Oppenheimer Holdings Inc.

Item 16.  Exhibits and Financial Statement Schedules

Exhibit Number	Description of Exhibits
2.1

Asset Purchase Agreement dated as of December 9, 2002 and Amendment No. 1 to the Asset Purchase Agreement dated as of January 2, 2003, by and among Fahnestock Viner Holdings Inc., Viner Finance Inc., Canadian Imperial Bank of Commerce and CIBC World Markets Corp. (previously filed as exhibits to Form 8-K dated January 17, 2003 and incorporated herein by reference).

2.2

Asset Management Acquisition Agreement dated as of January 2, 2003, by and among Fahnestock Viner Holdings Inc., Fahnestock & Co. Inc., Canadian Imperial Bank of Commerce and CIBC World Markets Corp. (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

2.3

Amended and Restated Asset Purchase Agreement dated as of January 14, 2008, by and among Oppenheimer Holdings Inc., Oppenheimer & Co. Inc., Canadian Imperial Bank of Commerce, CIBC World Markets Corp. and Certain Other Affiliates of Canadian Imperial Bank of Commerce and Oppenheimer Holdings Inc. (previously filed as an exhibit to Form 10-K for the year ended December 31, 2007 and incorporated herein by reference).

3.1

Certificate of Incorporation of Oppenheimer Holdings Inc., a Delaware corporation (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009 and incorporated herein by reference).

3.2	By-Laws of Oppenheimer Holdings Inc., a Delaware corporation (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009 and incorporated herein by reference).
3.3

Certificate of Corporate Domestication of Oppenheimer Holdings Inc., a Canadian corporation, as filed with the Secretary of State of the State of Delaware on May 11, 2009 (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009 and incorporated herein by reference).

3.4

Certificate of Discontinuance of Oppenheimer Holdings Inc., a Canadian corporation, as filed with Corporations Canada on May 11, 2009 (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009).

3.5

Certificate of Continuance of Oppenheimer Holdings Inc. dated May 11, 2005 (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2005 and incorporated herein by reference).

3.7	Certificate of Incorporation of E.A. Viner International Co. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
3.8	By-Laws of E.A. Viner International Co. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
3.9	Certificate of Incorporation of Viner Finance Inc. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
3.10	By-Laws of Viner Finance Inc. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
4.1

Exchangeable Debenture dated January 6, 2003, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

4.2

Interim Exchangeable Debenture dated January 6, 2003, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

4.3

Exchangeable Debenture dated May 12, 2003, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

4.4

Variable Rate Exchangeable Debenture, dated July 31, 2006, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce. (previously filed as an Exhibit to Form 8-K dated August 3, 2006 and incorporated herein by reference).

4.5

Amended and Restated Promissory Note dated January 15, 2003, made by Viner Finance Inc. for the benefit of CIBC World Markets Corp. (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

4.6	Warrant dated January 14, 2008 No. W-A1 (previously filed as an exhibit to Form 10-K for the year ended December 31, 2007 and incorporated herein by reference).
4.7	Registration Rights Agreement dated as of January 14, 2008, between Oppenheimer Holdings Inc. and Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 10-K for the year ended

Exhibit Number	Description of Exhibits
December 31, 2007).
4.8

Indenture, dated as of June 23, 2017, by and among Oppenheimer Holdings Inc., the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent (previously filed as an exhibit to Form 8-K dated June 23, 2017 and incorporated herein by reference).

4.9

Registration Rights Agreement, dated June 23, 2017, by and among Oppenheimer Holdings Inc., a Delaware corporation, E.A. Viner International Co., a Delaware corporation, Viner Finance Inc., a Delaware corporation and Oppenheimer Co. & Inc., as the Initial Purchaser (previously filed as an exhibit to Form 8-K dated June 23, 2017 and incorporated herein by reference).

5.1**	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
12.1*	Computation of Ratio of Earnings to Fixed Charges.
23.1**	Consent of Deloitte & Touche LLP.
23.2**	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in opinion filed as Exhibit 5.1).
24.1*	Power of Attorney.
25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as trustee under indenture, dated as of June 23, 2017.

*                                         Previously filed.
**                                  Filed herewith.

Item 17.  Undertakings

The undersigned registrants hereby undertake:

(1)           To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)           To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)        To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)     To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2)           That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)           That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)           That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)           Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)        Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrant;

(iii)     The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or its securities provided by or on behalf of the undersigned registrants; and

(iv)    Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(6)           That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7)           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 19, 2017.

OPPENHEIMER HOLDINGS INC.

By:	/s/ Albert G. Lowenthal
Name:	Albert G. Lowenthal
Title:	Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Albert G. Lowenthal	Chairman, Chief Executive Officer and Director	September 19, 2017
Albert G. Lowenthal	(Principal Executive Officer)

*	Chief Financial Officer	September 19, 2017
Jeffrey J. Alfano	(Principal Financial and Accounting Officer)

*	Director	September 19, 2017
E. Behrens

*	Director	September 19, 2017
T.M. Dwyer

*	Director	September 19, 2017
W. Ehrhardt

*	Director	September 19, 2017
P.M. Friedman

*	Director	September 19, 2017
M.A.M. Keehner

*	Director	September 19, 2017
R.S. Lowenthal

*	Director	September 19, 2017
A.W. Oughtred

*	Director	September 19, 2017
E.K. Roberts

By:	/s/ Albert G. Lowenthal
Albert G. Lowenthal
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 19, 2017.

E.A. VINER INTERNATIONAL CO.

By:	/s/ Albert G. Lowenthal
Name:	Albert G. Lowenthal
Title:	Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signatures	Title	Date

	/s/ Albert G. Lowenthal	Chairman, Chief Executive Officer and Director	September 19, 2017
	Albert G. Lowenthal	(Principal Executive Officer)

	*	Senior Vice President and Chief Financial Officer	September 19, 2017
	Jeffrey J. Alfano	(Principal Financial and Accounting Officer)

	*	Director	September 19, 2017
Dennis P. McNamara

	*	Director	September 19, 2017
Elaine K. Roberts

By:	/s/ Albert G. Lowenthal
Albert G. Lowenthal
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 19, 2017.

VINER FINANCE INC.

By:	/s/ Albert G. Lowenthal
Name:	Albert G. Lowenthal
Title:	Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signatures	Title	Date

	/s/ Albert G. Lowenthal	Chairman, Chief Executive Officer and Director	September 19, 2017
	Albert G. Lowenthal	(Principal Executive Officer)

	*	Senior Vice President and Chief Financial Officer	September 19, 2017
	Jeffrey J. Alfano	(Principal Financial and Accounting Officer)

	*	Director	September 19, 2017
Dennis P. McNamara

	*	Director	September 19, 2017
Elaine K. Roberts

By:	/s/ Albert G. Lowenthal
Albert G. Lowenthal
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
2.1

Asset Purchase Agreement dated as of December 9, 2002 and Amendment No. 1 to the Asset Purchase Agreement dated as of January 2, 2003, by and among Fahnestock Viner Holdings Inc., Viner Finance Inc., Canadian Imperial Bank of Commerce and CIBC World Markets Corp. (previously filed as exhibits to Form 8-K dated January 17, 2003 and incorporated herein by reference).

2.2

Asset Management Acquisition Agreement dated as of January 2, 2003, by and among Fahnestock Viner Holdings Inc., Fahnestock & Co. Inc., Canadian Imperial Bank of Commerce and CIBC World Markets Corp. (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

2.3

Amended and Restated Asset Purchase Agreement dated as of January 14, 2008, by and among Oppenheimer Holdings Inc., Oppenheimer & Co. Inc., Canadian Imperial Bank of Commerce, CIBC World Markets Corp. and Certain Other Affiliates of Canadian Imperial Bank of Commerce and Oppenheimer Holdings Inc. (previously filed as an exhibit to Form 10-K for the year ended December 31, 2007 and incorporated herein by reference).

3.1

Certificate of Incorporation of Oppenheimer Holdings Inc., a Delaware corporation (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009 and incorporated herein by reference).

3.2	By-Laws of Oppenheimer Holdings Inc., a Delaware corporation (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009 and incorporated herein by reference).
3.3

Certificate of Corporate Domestication of Oppenheimer Holdings Inc., a Canadian corporation, as filed with the Secretary of State of the State of Delaware on May 11, 2009 (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009 and incorporated herein by reference).

3.4

Certificate of Discontinuance of Oppenheimer Holdings Inc., a Canadian corporation, as filed with Corporations Canada on May 11, 2009 (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2009).

3.5

Certificate of Continuance of Oppenheimer Holdings Inc. dated May 11, 2005 (previously filed as an exhibit to Form 10-Q for the quarterly period ended June 30, 2005 and incorporated herein by reference).

3.7	Certificate of Incorporation of E.A. Viner International Co. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
3.8	By-Laws of E.A. Viner International Co. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
3.9	Certificate of Incorporation of Viner Finance Inc. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
3.10	By-Laws of Viner Finance Inc. (previously filed as an exhibit to the registration statement on Form S-4 dated June 16, 2011 and incorporated herein by reference).
4.1

Exchangeable Debenture dated January 6, 2003, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

4.2

Interim Exchangeable Debenture dated January 6, 2003, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

4.3

Exchangeable Debenture dated May 12, 2003, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 10-K for the year ended December 31, 2003 and incorporated herein by reference).

4.4

Variable Rate Exchangeable Debenture, dated July 31, 2006, issued by E.A. Viner International Co. to Canadian Imperial Bank of Commerce. (previously filed as an Exhibit to Form 8-K dated August 3, 2006 and incorporated herein by reference).

4.5

Amended and Restated Promissory Note dated January 15, 2003, made by Viner Finance Inc. for the benefit of CIBC World Markets Corp. (previously filed as an exhibit to Form 8-K dated January 17, 2003 and incorporated herein by reference).

4.6	Warrant dated January 14, 2008 No. W-A1 (previously filed as an exhibit to Form 10-K for the year ended December 31, 2007 and incorporated herein by reference).
4.7

Registration Rights Agreement dated as of January 14, 2008, between Oppenheimer Holdings Inc. and Canadian Imperial Bank of Commerce (previously filed as an exhibit to Form 10-K for the year ended December 31, 2007 and incorporated herein by reference).

4.8

Indenture, dated as of June 23, 2017, by and among Oppenheimer Holdings Inc., the subsidiary guarantors party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee and as Collateral Agent. (previously filed as an exhibit to Form 8-K dated June 23, 2017 and incorporated herein by reference).

4.9

Registration Rights Agreement, dated June 23, 2017, by and among Oppenheimer Holdings Inc., a Delaware corporation, E.A. Viner International Co., a Delaware corporation, Viner Finance Inc., a Delaware corporation and Oppenheimer Co. & Inc., as the Initial Purchaser. (previously filed as an exhibit to Form 8-K dated June 23, 2017 and incorporated herein by reference).

5.1**	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Exhibit Number	Description of Exhibits
12.1*	Computation of Ratio of Earnings to Fixed Charges.
23.1**	Consent of Deloitte & Touche LLP.
23.2**	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in opinion filed as Exhibit 5.1).
24.1*	Power of Attorney.
25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon Trust Company, N.A., as trustee under indenture, dated as of June 23, 2017.

*	Previously filed.

**	Filed herewith.